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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (33-96274) of our report dated September 28, 1998 relating to the financial statements of Tatham Offshore, Inc. for the year ended June 30, 1998 appearing on page F-2 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP

Houston, Texas
September 28, 1998